Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date on which the unaudited interim condensed consolidated financial statements were issued. Except as described below, the Company did not identify any subsequent events that would have required adjustment to or disclosure in these unaudited interim condensed consolidated financial statements.

Securities Class Actions

Subsequent to June 30, 2026, the Company was named as a defendant in two putative securities class actions. See Note 15 for further information.

Share Consolidation

On September 9, 2026, the Company’s shareholders approved, at an extraordinary general meeting, a share consolidation pursuant to which every sixteen (16) issued and unissued Class A ordinary shares and Class B ordinary shares of par value US$0.0001 each will be consolidated into one (1) Class A ordinary share or Class B ordinary share, as applicable, of par value US$0.0016 each (the “Share Consolidation”). No fractional shares will be issued in connection with the Share Consolidation, and any fractional share that would otherwise result will be rounded up to the next whole share. Following the Share Consolidation, the Company’s authorized share capital will be increased to US$800,000 divided into 400,000,000 Class A ordinary shares and 100,000,000 Class B ordinary shares of par value US$0.0016 each. The Share Consolidation is expected to become effective at 12:01 a.m. Eastern Time on October 6, 2026.

Because the Share Consolidation will become effective after the date on which these unaudited interim condensed consolidated financial statements were issued, the share and per share data presented herein have not been retroactively adjusted to reflect the Share Consolidation.